EXHIBIT 10.39

(1)           PATENT PURCHASE AGREEMENT

This PATENT PURCHASE AGREEMENT (this “Agreement”) is entered into, as of the Effective Date (defined below), by and between Avistar Communications Corporation, a Delaware corporation, with an office at 1875 South Grant St., 10th Floor, San Mateo, CA 94402 (“Seller”) and Intellectual Ventures Fund 61 LLC, a Nevada limited liability company, with an address at 7251 W Lake Mead Blvd, Suite 300, Las Vegas, NV 89128 (“Purchaser”).  The parties hereby agree as follows:

1. Background

1.1 Seller owns certain provisional patent applications, patent applications, patents, and/or related foreign patents and applications.

1.2 Seller wishes to sell to Purchaser all right, title, and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

1.3 Purchaser wishes to purchase from Seller all right, title, and interest in the Assigned Patent Rights (defined below), free and clear of any restrictions, liens, claims, and encumbrances but subject to (a) all existing patent licenses and settlement agreements to any of the Assigned Patent Assets which agreements are retained by Seller and are set forth on Exhibit G and (b) the licenses and other rights granted to Seller under paragraphs 4.4 and 4.5 of this Agreement.

2. Definitions

“Abandoned Assets” means those specific provisional patent applications, patent applications, patents and other governmental grants or issuances listed on Exhibit C (as such list may be updated based on Purchaser’s review pursuant to paragraph 3.1).

“Assigned Patent Rights” means the Patents and the additional rights set forth in paragraph 4.2 but it shall exclude the patent rights set forth in Exhibit H.

“Assignment Agreements” means the agreements assigning ownership of the Assigned Patent Rights and the Abandoned Assets from the inventors and/or prior owners to Seller.

“Common Interest Agreement” means an agreement, in the form set forth on Exhibit E, setting forth the terms under which Seller and Purchaser will protect certain information relating to the Patents under the common interest privilege.

“Docket” means Seller’s or its agents’ list or other means of tracking information relating to the prosecution or maintenance of the Patents throughout the world, including, without limitation, the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and information relating to deadlines, payments, and filings, which list or other means of tracking information is current as of the Effective Date.

“[***] License” will have the meaning set forth in paragraph [***].

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1

“Effective Date” means the date set forth as the Effective Date on the signature page of this Agreement.

“Excluded Assets” means the specific patent rights listed on Exhibit H.

“Executed Assignments” means the executed and witnessed Assignment of Patent Rights in Exhibit B and the executed Assignment of Rights in Certain Assets in Exhibit C, each as signed by a duly authorized representative of Seller, and the additional documents Seller may be required to execute and deliver under paragraph 5.3.

“License Termination Date” means the date of the Closing as set forth in paragraph 3.2.

“Licensee” means (a) [***] or (b) the [***] that [***] the [***] trade names  and trademarks and offers the [***] [***] and [***] and received such rights via the [***] of all or [***] all of the [***] pertinent to the [***][***] from [***] on [***].

“Live Assets” means the provisional patent applications, patent applications, and patents listed on Exhibits A and/or B (as such lists may be updated based on Purchaser’s review pursuant to paragraph 3.1).

“Patents” means, excluding the Abandoned Assets, all (a) Live Assets; (b) patents or patent applications (i) to which any of the Live Assets directly or indirectly claims priority, and/or (ii) for which any of the Live Assets directly or indirectly forms a basis for priority, (c) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); (d) foreign patents, patent applications and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances; and (e) any items in any of the foregoing categories (b) through (d) whether or not expressly listed as Live Assets and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like.

“Primary Warranties” means, collectively, the representations and warranties of Seller set forth in paragraphs 6.1, 6.2, 6.3, and 6.4.

“Prosecution History Files” means all documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things in the prosecution files for the Patents as those files of Purchaser and its attorneys or agents, including, without limitation any documents or tangible things therein constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents.

“Subsidiary” means any entity that Seller controls.  For purposes of this definition, “control” means: (a) if such entity has voting shares or other voting securities, ownership and control of more than fifty percent (50%) of the outstanding shares or securities entitled

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

2

to vote for the election of directors or similar managing authority of such entity; or (b) if such entity does not have voting shares or other voting securities, ownership and control of more than fifty percent (50%) of the ownership interests that represent the power to direct the management and policies of such entity.  An entity shall be deemed to be a Subsidiary under this Agreement only so long as all the requirements of being a Subsidiary are met.

“Transmitted Copy” has the meaning set forth in paragraph 8.12.

3. Transmittal, Review, Closing Conditions and Payment

3.1 Transmittal.  Within twenty (20) calendar days following the later of the Effective Date or the date Purchaser receives a Transmitted Copy of this Agreement executed by Seller, Seller will send to Purchaser, or its legal counsel, the items identified on Exhibit D (the “Initial Deliverables”).  Seller acknowledges and agrees that Purchaser may request, and Seller will promptly deliver to Purchaser or its legal counsel, as directed by Purchaser, additional documents that are reasonably required, in Purchaser’s reasonable discretion, based on Purchaser’s review of the Initial Deliverables (such additional documents and the Initial Deliverables are, collectively, the “Deliverables”), and that as a result of Purchaser’s review, the lists of Live Assets on Exhibits A and B and the list of Abandoned Assets on Exhibit C, may be revised by  the mutual written agreement of the parties (evidenced by one or more Executed Assignments), both before and after the Closing to conform these lists to the definition of Patents (and these revisions may therefore require the inclusion of additional provisional patent applications, patent applications, and patents on Exhibit A and B or Exhibit C).  To the extent any of the Live Assets are removed for any reason, the payment in paragraph 3.4 may be reduced by the mutual written agreement of the parties.  If originals (for the items for which originals are specifically required on Exhibit D) of the Deliverables are not available and delivered to Purchaser prior to Closing, Seller will cause (i) such originals of the Deliverables to be sent to Purchaser or Purchaser’s representative promptly if and after such originals are located and (ii) Seller will deliver to Purchaser a declaration, executed under penalty of perjury, detailing Seller’s efforts to locate such unavailable original documents and details regarding how any delivered copies of such unavailable original documents were obtained.  Deliverables (other than those for which originals are specifically required on Exhibit D) may be provided in electronic or hard copy form.  The parties recognize that the Initial Deliverables represent a large volume of material to be produced by Seller over a relatively short period of time and that it is possible some items may be inadvertently overlooked.  Such a failure to deliver shall not be considered a breach of this Agreement, provided that (i) Seller has exerted commercially reasonable efforts to produce and deliver all required Deliverables, including, without limitation, Deliverables which Seller locates after the Closing and (ii) Seller will have no obligation to close until all conditions set forth in paragraph 3.3 below, including without limitation, subparagraph 3.3(b), are satisfied.

3.2 Closing.  The closing of the sale of the Assigned Patent Rights and the assignment of the Abandoned Assets hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived and the payment set forth in paragraph 3.4 is made (the “Closing”).  Purchaser and Seller will use commercially reasonable efforts to carry out the

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

3

Closing within thirty (30) calendar days following the later of the Effective Date or the date on which the last of the Deliverables was received by Purchaser.

3.3 Closing Conditions.  The following are conditions precedent to Purchaser’s obligation to make the payment in paragraph 3.4.

(a) Signature by Seller.  Seller timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Purchaser’s representatives by not later than December 22, 2009 at 5:00 p.m. Pacific Standard Time, and promptly delivered two (2) executed originals of this Agreement to Purchaser’s representatives.

(b) Transmittal of Documents.  Seller delivered to Purchaser all the Deliverables.

(c) Compliance With Agreement.  Seller performed and complied in all respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.

(d) Representations and Warranties True.  Purchaser is reasonably satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Seller contained in Section 6 are true and correct.

(e) Patents Not Abandoned.  Purchaser is reasonably satisfied that, as of the Effective Date and as of the Closing, none of the assets that are included in the Patents have expired, lapsed, been abandoned, or deemed withdrawn.

(f) Delivery of Executed Assignments.  Seller caused the Executed Assignments to be delivered to Purchaser’s representatives.

(g) Release of Security Interest.  Any security interest that any third party may have had in any of the Assigned Patent Rights has been fully released in a form preapproved in writing by Purchaser.  With respect to any security interest held by the U.S. Internal Revenue Service, Purchaser will not unreasonably withhold its preapproval of the form of release of such security interest.

(h) Incorporation by Reference.  Purchaser is satisfied that, as of the Closing, Seller has (i) abandoned in each applicable patent office any patents and patent applications that were co-owned applications by Seller and that incorporate by reference any of the Live Assets, or (ii) solely with respect to foreign patent applications that were co-owned applications by Seller and that incorporate by reference any of the Live Assets, amended such patent applications to remove any incorporation by reference of any of the Live Assets.

3.4 Payments.

(a) Closing Payment.  At Closing, Purchaser will pay to Seller the amount of Eleven Million U.S. Dollars (US $11,000,000.00) by wire transfer.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

4

Subsequent Payment.  On the License Termination Date, or on the date that Seller [***] the [***] License, whichever occurs earlier, Seller will [***] Purchaser in writing regarding whether or not Seller [***] the [***] License in accordance with the terms and conditions of [***] (“License Notice”), and such [***] will [***] the Licensee.  If Seller has [***] the [***] License and the Licensee is [***], no other payments (except as set forth in subparagraph 3.4(a) above) shall be due to Seller by Purchaser.

If Seller has [***] the [***][***] with [***] prior to the License Termination Date, as confirmed in the License Notice, and Purchaser thereafter licenses [***] under the Patents within one hundred and twenty (120) days after the Closing, then Purchaser shall pay to Seller the [***] of [***] by wire transfer within five (5) business days after Purchaser has [***] under the Patents with [***].  Purchaser agrees that it will [***] with [***] and [***] to [***] a license agreement with [***] during the one hundred and twenty (120) day period.  Purchaser will notify Seller in writing within five (5) days after Purchaser [***] into a [***] with [***] during such period.

(b) Prior to Closing, Seller will furnish Purchaser with all necessary information to make a wire transfer to a designated bank account of Seller.  Purchaser may record the Executed Assignments with the applicable patent offices only on or after Closing.

3.5 Termination and Survival.  Purchaser will have the right to terminate this Agreement for any reason or no reason within seven (7) days after the Effective Date.  In addition, in the event all conditions to Closing set forth in paragraph 3.3 are not met within seventy-five (75) days following the Effective Date, either party will have the right to terminate this Agreement by written notice to the other party; provided, however, that Seller may only terminate this Agreement pursuant to this paragraph 3.5 if Seller has fully complied in all material respects with its all of its obligations under this Agreement prior to such termination.  Upon termination, Purchaser will return all documents delivered to Purchaser under this Section 3 to Seller.  The provisions of Section 8 will survive any termination.

4. Transfer of Patents and Additional Rights

4.1 Assignment of Patents.  Upon the Closing, Seller hereby sells, assigns, transfers, and conveys to Purchaser all right, title, and interest in and to the Assigned Patent Rights.  Seller understands and acknowledges that, if any of the Patents are assigned to Seller’s affiliates or subsidiaries, Seller may be required prior to the Closing to perform certain actions to establish that Seller is the assignee and to record such assignments.  On or before Closing, Seller will execute and deliver to Purchaser the Assignment of Patent Rights in the form set forth in Exhibit B (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).

4.2 Assignment of Additional Rights.  Upon the Closing, Seller hereby also sells, assigns, transfers, and conveys to Purchaser all right, title and interest in and to all:

(a) inventions, invention disclosures, and discoveries described in any of the Patents or Abandoned Assets that (i) are included in any claim in the Patents or Abandoned Assets, (ii) are subject matter capable of being reduced to a patent claim

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

5

in a reissue or reexamination proceeding brought on any of the Patents or Abandoned Assets, and/or (iii) could have been included as a claim in any of the Patents or Abandoned Assets;

(b) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein;

(c) causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in subparagraph 4.2(b), including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

(d) rights to collect royalties or other payments under or on account of any of the Patents and/or any of the foregoing except for royalties or other payments payable to Seller under the agreements set forth in Exhibit G and any amounts obtained from licensing Licensee as set forth in paragraph 4.5.

4.3 Assignment of Rights in Certain Assets.  Upon the Closing, Seller hereby sells, assigns, transfers, and conveys to Purchaser all of Seller’s right, title, and interest in and to the Abandoned Assets.  On or before Closing, Seller will execute and deliver to Purchaser the Assignment of Certain Rights in the form set forth in Exhibit C (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).

4.4 License Back to Seller under Patents.

(a) Seller License.  Upon the Closing, Purchaser hereby grants to Seller and its Subsidiaries, under the Patents, and for the lives thereof, a royalty-free, irrevocable, non-exclusive, non-sublicensable, right and license (“Seller License”) to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of and exploit any Seller product or service covered by the Patents (“Covered Products”).  The Seller License shall apply to the reproduction and subsequent distribution of Covered Products, in substantially the form as they are distributed by the Seller, by authorized agents of the Seller such as a distributor, replicator, VAR or OEM (“Authorized Agents”).  The [***] and [***] shall [***] to and [***] the Authorized Agents and [***] of [***] to [***] with other [***] (“[***]”) to the [***] provided by [***] under the [***] license or [***], and will apply only to the extent that the [***] would not have [***] the [***] but for the [***] of the [***] in such [***].  The [***] and [***] shall permit Seller and its Subsidiaries to have made [***] or [***] for its products by third parties, subject to the [***] in subparagraph [***] below.  Purchaser agrees that it will not [***] any party for [***] by the [***].  Purchaser agrees it [***] no [***] to and will not [***] Seller, its Authorized Agents or its end users under the Patents for the [***] or [***] of [***][***] to the [***] to the

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

6

[***] that such [***] or [***] of [***] would have been covered by the [***] [***] had it [***] after the [***].  The [***] License, as to any [***] of [***], will [***] as to such Subsidiary if and when such [***] to meet the [***] of being a [***] of [***].

(b) No Foundry Activities.  The Seller acknowledges and agrees that the Seller License is [***] to cover [***] or [***] activities that the Seller may undertake on behalf of any person that is not the Seller.  As a result, [***] shall [***] any [***] or [***][***] by the Seller on behalf of any [***] that is not the Seller (i) from [***] received in substantially completed form from a source other than the Seller and (ii) for resale to such person that is not the Seller (or to customers of, or as directed by, such person that is not the Seller) on essentially an [***].  The Seller License is [***] except as set forth below in [***].

(c) Limitation on Transferability of Seller License.  The Seller License may be transferred to a transferee that is either (i) the purchaser of all or substantially all of the operating assets (other than cash) of Seller, or (ii) the successor of Seller in connection with a merger or other transaction involving the sale of all, or substantially all, of the outstanding capital stock of Seller (each of (i) and (ii) a “Permitted Transferee”).  In the event of such a transfer (a “First Transfer”), the Covered Products will be [***] to the [***] that had been [***] or were [***][***], or other reasonable evidence) by Seller prior to the effective date of such Transfer, and [***] Covered Products, and the Covered Products will not include, and in no event will the Seller License extend to, any other products, processes or services of (x) a Permitted Transferee, (y) any affiliate of such purchaser or successor, or (z) any other person.

In addition, the Permitted Transferee may transfer the Seller License to a transferee that is either (i) the purchaser of all or substantially all of the operating assets (other than cash) of Permitted Transferee, or (ii) the successor of Permitted Transferee in connection with a merger or other transaction involving the sale of all, or substantially all, of the outstanding capital stock of Permitted Transferee (each of (i) and (ii) a “Second Permitted Transferee”).  In the event of such a transfer (a “Second Transfer”), the Covered Products will be limited to the products that had been commercially released or were under development (as demonstrated by written documents, prototypes, or other reasonable evidence) under the Seller License by Permitted Transferee prior to the effective date of such Second Transfer, and the Covered Products will not include, and in no event will the Seller License extend to, any other products, processes or services of (x) a Second Permitted Transferee, (y) any affiliate of such purchaser or successor, or (z) any other person.  The Second Permitted Transferee may not transfer the Seller License (by operation of law or otherwise).

(d) Seller (or Permitted Transferee or Second Permitted Transferee, as applicable) shall, within thirty (30) days after a First Transfer or Second Transfer (each a “Transfer”), provide Purchaser with written notice of such Transfer, which notice will contain: (i) the effective date of the Transfer, (j) a description of the transaction through which the Transfer occurred, and (k) detailed information

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

7

regarding the respective products, processes and services of Seller, the Permitted Transferee (or Second Permitted Transferee, as applicable), and the purchasing entity (if applicable), as of the effective date of the Transfer, and the Seller License will immediately and automatically be suspended in the event that Seller fails to provide such notice as and when set forth above, and shall remain suspended until Seller provides such notice as and when set forth above.  Any attempted transfer (by operation of law or otherwise) that is not in strict conformance with this paragraph 4.4 will be void.

(e) Purchaser agrees that any assignment, sale, or other transfer of any or all of the Assigned Patent Rights to a third party will be made subject to the rights granted to Seller under this paragraph 4.4.  Any attempted transfer (by operation of law or otherwise) that is not accordance with this paragraph 4.4(e) will be void.

4.5 [***].

(a) [***] [***].  Prior to the [***], Seller will have the [***] to [***] to a [***] a [***] to the Patents that is (i) limited to (A) the [***] and [***] of [***], if the Licensee is [***], or (B) the [***][***] and [***] offered by [***] as of immediately prior to [***] under the [***][***] and [***] (and such other products and [***] as may be pre-approved in writing by Purchaser), if the Licensee is not [***]; (ii) non-exclusive; (iii) non-sublicensable; (iv) non-transferable, except as may otherwise be preapproved in writing by Purchaser; and (v) if such [***] covers any [***], the [***] will be strictly limited to such [***] use of the [***] and [***] of Licensee (“[***] License”).

(b) [***] on [***] License.  Purchaser shall have the [***] to [***] in writing the [***] of the [***][***] prior to [***] by Seller and Licensee, provided that Purchaser shall have [***] of [***] to the [***] of the [***] for the [***] License.  Except for the [***] License and except to the extent that Seller is [***] to [***][***] under the [***] License Agreement and [***] License Agreement set forth in [***], after the Effective Date, Seller [***] to any person or entity any [***] or [***] under or to any of the Patents [***].  After the License Termination Date, Seller will [***] to any [***] or [***] any [***] or [***][***] or to [***] of the [***] except to the [***] that Seller is [***] to do so under the [***] License Agreement and [***] License Agreement set forth in [***].  Any [***] granted [***] to Seller’s [***] under the [***] License Agreement and [***] License will be [***] and no [***] than the [***] to [***] and [***].  Furthermore, prior to the [***] of any such [***] Seller will provide [***] to [***] of its [***] as well as the [***] of the [***].

4.6 Limitations and Exclusions.  Notwithstanding anything to the contrary in this Agreement or its Exhibits, the assignments set forth in this Section 4 and in the Executed Assignments (a) shall explicitly exclude the Excluded Assets and (b) shall be subject to (i) the preexisting licenses and other rights granted under the agreements set forth on Exhibit G, which agreements, including, without limitation, the right to collect all royalties and other payments that are payable under such agreements, are being retained by Seller and (ii) the licenses and other rights granted to Seller under paragraphs 4.4 and 4.5.  In the

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

8

event that any provision of this Section 4 conflicts with any provision of the Executed Assignments, the provision in this Section 4 shall govern.

5. Additional Obligations

5.1 Further Cooperation.

(a) At the reasonable request of Purchaser, Seller will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment, and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby.  In particular, Seller will ensure that any security interest that any third party may have had in any of the Assigned Patent Rights has been fully released in a form preapproved in writing by Purchaser prior to Closing.

(b) To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the Prosecution History Files that are retained after Closing under Seller’s or Seller’s representatives’ normal document retention policy, Seller will ensure that, if any such portion of the Prosecution History File remains under Seller’s possession or control after Closing, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) Seller gave Purchaser prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the Prosecution History File.  Seller is under no obligation to retain Prosecution History Files after Closing; provided, however, that Seller shall deliver all such Prosecution History Files to Purchaser, including, without limitation, those materials, if any, which Seller locates after the Closing.  In addition, Seller will continue to prosecute, maintain, and defend the Patents at its sole expense until the Closing.

(c) Seller will also, at the reasonable request of Purchaser after Closing, assist Purchaser in providing, and obtaining, from the respective inventors, prompt production of pertinent facts and documents, otherwise giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers and other assistance reasonably necessary for filing patent applications, enforcement or other actions and proceedings with respect to claims under the Patents.  Purchaser shall compensate Seller for any reasonable, documented disbursements and time incurred after Closing in connection with providing assistance under this subparagraph 5.1(c) under a standard billable hour rate of Seller; provided that Seller shall have furnished Purchaser an advance, written estimate of the fees and costs for such assistance and Purchaser shall have agreed in writing to pay such fees and costs.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

9

Payment of Fees.  Seller will pay any maintenance fees, annuities, and the like due or payable on the Patents until the Closing.  For the avoidance of doubt, Seller shall pay any maintenance fees for which the fee is payable (e.g., the fee payment window opens) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be after the Closing.  Subject to the preceding sentence, Purchaser is responsible for all prosecution costs, filing fees, recording fees maintenance fees, renewal fees and all other fees and costs, including attorney fees, incurred in connection with the Patents and the Abandoned Assets after the Closing.  Seller hereby gives Purchaser power-of-attorney to (a) execute documents in the name of Seller in order to effectuate the recordation of the transfers of any portion of the Patents in any governmental filing office in the world and (b) instruct legal counsel to take steps to pay maintenance fees and annuities that Seller declines to pay and to make filings on behalf of Seller prior to Closing and otherwise preserve the assets through Closing.

5.2 Foreign Assignments.  To the extent the Patents include non-United States patents and patent applications, Seller will deliver to Purchaser’s representatives executed documents in a form as may be required in the non-U.S jurisdiction in order to perfect the assignment to Purchaser of the non-U.S. patents and patent applications.

5.3 No Consent to Transfer of Existing Licenses.  To the extent that any of the nonexclusive licenses, settlements, or other agreements listed on Exhibit G is assignable or otherwise transferable with the consent of Seller, Seller will not consent to any such assignment or transfer unless Purchaser has given prior written approval of such consent.

6. Representations and Warranties of Seller

Seller hereby represents and warrants to Purchaser as follows that, as of the Effective Date and as of the Closing:

6.1 Authority.  Seller is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.  Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

6.2 Title and Contest.  Seller owns all right, title, and interest to the Assigned Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents.  Seller has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction.  Except as set forth in paragraphs 4.4 and 4.5 above and except for the nonexclusive licenses, settlement and other agreements listed on Exhibit G, the Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions.  Notwithstanding the preceding sentence, as of the Closing, the Assigned Patent Rights are free and clear of all liens, claims, mortgages, and security interests, including, without limitation, any that may be identified on Exhibit G or Exhibit I.  Except as set forth on Exhibit I, and to the best of Seller’s knowledge, formed after reasonable due diligence and

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

10

investigation, there are no actions, suits, investigations, claims, or proceedings pending, in progress, or threatened in a written document, relating in any way to the Assigned Patent Rights.  Except as set forth in paragraphs 4.4 and 4.5 above, or on Exhibit G or Exhibit I, there are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent Rights.

6.3 Existing Licenses and Obligations.  There is no obligation imposed by a standards-setting organization to license any of the Patents on particular terms or conditions.  Except as set forth in paragraphs 4.4 and 4.5 above and except for the nonexclusive licenses, settlements, and other agreements listed on Exhibit G, no licenses under the Patents, or interest or rights in any of the Assigned Patent Rights have been granted or retained.  None of the licenses or rights in the licenses listed on Exhibit G is an exclusive grant or right and, except as expressly noted on Exhibit G, each such license is nontransferable and nonsublicensable.

6.4 Restrictions on Rights.  Except as set forth on Exhibit G, and to the best of Seller’s knowledge, formed after reasonable due diligence and investigation, Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Assigned Patent Rights or the Abandoned Assets as a result of any prior transaction related to the Assigned Patent Rights or the Abandoned Assets.

6.5 Validity and Enforceability.

(a) Except for actions taken by a respective patent office or patent authority, none of the Patents or the Abandoned Assets has ever been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial, or other proceeding.

(b) Except as set forth on Exhibit I, and to the best of Seller’s knowledge, formed after reasonable due diligence and investigation, Seller does not know of and has not received any notice or information of any kind from any source suggesting the invalidity, unpatentability, or unenforceability of any claimed subject matter within the Patents or Abandoned Assets that has ultimately been allowed, granted, or otherwise deemed patentable by a respective patent authority or patent office, with the exception of rejections, objections, or other deficiencies identified by such patent authority or patent office.

(c) Except as set forth on Exhibit I, and to the best of Seller’s knowledge, formed after reasonable due diligence and investigation, Seller does not know of and has not received any notice or information of any kind from any source suggesting the invalidity, unpatentability, or unenforceability of claims contained within any of the patent applications within the Patents that have not yet been subject to substantive examination by a respective patent office or patent authority, with the exception of rejections, objections, or other deficiencies identified by a respective patent authority or patent office.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

11

If any of the Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in this transaction.  To the extent “small entity” fees at the time of such payment were paid to the United States Patent and Trademark Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees and specifically had not licensed rights in the Patent to an entity that was not a “small entity.”

6.6 Conduct.  To the best of Seller’s knowledge, formed after reasonable due diligence and investigation, none of Seller, any prior owner or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting the Patents to a standard-setting organization.

6.7 Enforcement.  Except as set forth on Exhibit I, and to the best of Seller’s knowledge, formed after reasonable due diligence and investigation, (a) Seller has not put a third party on notice of actual or potential infringement of any of the Patents or the Abandoned Assets; (b) Seller has not invited any third party to enter into a license under any of the Patents or the Abandoned Assets; and (c) Seller has not initiated any enforcement action with respect to any of the Patents or the Abandoned Assets.

6.8 Patent Office Proceedings.  Except as set forth on Exhibit I, and to the best of Seller’s knowledge, formed after reasonable due diligence and investigation, none of the Patents or the Abandoned Assets has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding in foreign countries, and no such proceedings are pending or threatened.

6.9 Fees.  All maintenance fees, annuities, and the like due or payable on the Patents have been timely paid.  For the avoidance of doubt, such timely payment includes payment of any maintenance fees for which the fee is payable (e.g., the fee payment window opens) even if the surcharge date or final deadline for payment of such fee would be in the future.

6.10 Abandoned Assets.  According to each applicable patent office, each of the Abandoned Assets has expired, lapsed, or been abandoned or deemed withdrawn.

7. Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Seller as follows that, as of the Effective Date and as of the Closing:

7.1 Purchaser is a limited liability company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.

7.2 Purchaser has all requisite power and authority to (i) enter into, execute, and deliver this Agreement and (ii) perform fully its obligations hereunder.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

12

Purchaser takes the Patents subject to the pre-existing licenses, settlement agreements and other agreements set forth in Exhibit G and any license granted by Seller to Licensee in accordance with paragraph 4.5.

8. Miscellaneous

8.1 Limitation of Liability.  EXCEPT IN THE EVENT OF ANY MATERIAL BREACH OF ANY OF THE PRIMARY WARRANTIES BY SELLER OR SELLER’S INTENTIONAL MISREPRESENTATION, SELLER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4(A AND B) OF THIS AGREEMENT.  PURCHASER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4(A AND B) OF THIS AGREEMENT.  THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS PARAGRAPH 8.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT. SELLOR’S LIABILITY UNDER THIS AGREEMENT FOR ANY BREACH OF SECTION 6 SHALL TERMINATE ON THE DATE THAT ALL OF THE PATENTS (AS DEFINED IN SECTION 2 ABOVE) HAVE EXPIRED, PLUS SIX YEARS.

8.2 Limitation on Consequential Damages.  EXCEPT IN THE EVENT OF SELLER’S INTENTIONAL MISREPRESENTATION, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE), AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY, FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.3 Compliance With Laws.  Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

8.4 Confidentiality of Terms.  The parties hereto will keep the terms and existence of this Agreement and the identities of the parties hereto and their affiliates confidential and will not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with or administering its obligations with respect to this Agreement or in confidence (subject to a written confidentiality agreement prior to such disclosure at least as protective as the terms of this paragraph 8.4) in connection with the sale of assets, merger, acquisition or re-organization

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

13

of Seller or Purchaser; (e) by Purchaser, to potential purchasers or licensees of the Assigned Patent Rights or the Abandoned Assets; (f) in order to perfect Purchaser’s interest in the Assigned Patent Rights or the Abandoned Assets with any governmental patent office (including, without limitation, recording the Executed Assignments in any governmental patent office); (g) to enforce Purchaser’s right, title, and interest in and to the Assigned Patent Rights or the Abandoned Assets; or (h) as explicitly permitted pursuant to paragraph 8.13 below; provided that, in (b) and (c) above, (i) to the extent permitted by law, the disclosing party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party will provide the other party with at least ten (10) days’ prior written notice of such disclosure.  Without limiting the foregoing, Seller and Purchaser will cause their agents involved in this transaction to abide by the terms of this paragraph, including, without limitation, ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences.

8.5 Governing Law; Venue/Jurisdiction.  This Agreement will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of Delaware, without reference to its choice of law principles to the contrary.  Seller and Purchaser will not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in Delaware.  Seller and Purchase irrevocably consent to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.

8.6 Notices.  All notices given hereunder will be given in writing (in English or with an English translation), will refer to Purchaser and to this Agreement and will be delivered to the address set forth below by (i) personal delivery, (ii) delivery postage prepaid by an internationally-recognized express courier service having electronic tracking capability:

If to Purchaser	If to Seller
Intellectual Ventures Fund 61 LLC 7251 W Lake Mead Blvd Suite 300 Las Vegas, NV 89128 Attn: Managing Director	Avistar Communications Corporation 1875 South Grant St. 10th Floor San Mateo, CA 94402 Attn: Chief Financial Officer

Notices are deemed given on (a) the date of receipt if delivered personally or by express courier or (b) if delivery is refused, the date of refusal.  Either party may from time to time change its address for notices under this Agreement by giving the other party written notice of such change in accordance with this paragraph.

8.7 Relationship of Parties.  The parties hereto are independent contractors.  Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary,

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

14

employment or agency relationship between the parties.  Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

8.8 Equitable Relief.  Each party acknowledges and agrees that damages alone would be insufficient to compensate it for a breach by the other party of this Agreement and that irreparable harm would result from a material breach of this Agreement.  Each party hereby consents to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

8.9 Severability.  If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

8.10 Waiver.  Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

8.11 Miscellaneous.  This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions.  Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein.  The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.  Except as explicitly provided herein, this Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any party), and no action may be commenced or prosecuted against a party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement.  No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement.  No amendments or modifications will be effective unless in a writing signed by authorized representatives of both parties.  The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement.  The following exhibits are attached hereto and incorporated herein:  Exhibit A (entitled “Patents to be Assigned”); Exhibit B (entitled “Assignment of Patent Rights”); Exhibit C (entitled “Assignment of Rights in Certain Assets”); Exhibit D (entitled “List of Initial Deliverables”); Exhibit E (entitled “Common Interest Agreement”); Exhibit F (entitled “Press Release”); Exhibit G (entitled “Pre-Existing Licenses”); Exhibit H (entitled “Excluded Assets”); and Exhibit I (entitled “Exceptions to Section 6”).  Exhibits G and I may be amended after the Effective Date and prior to Closing, in accordance with the procedure set forth in this paragraph 8.11, to include items uncovered after the Effective Date.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

15

Counterparts; Electronic Signature; Delivery Mechanics.  This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument.  Each party will execute and promptly deliver to the other parties a copy of this Agreement bearing the original signature.  Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document.  “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

8.12 Publicity and SEC Reporting.  Seller may make one public announcement fifteen (15) days after the Effective Date, and one public announcement with the Closing, which announcements will be substantially of the form set forth in Exhibit F.  Seller shall submit any such proposed announcement to Purchaser at least five (5) business days prior to its making such an announcement for Purchaser’s review and approval, which approval shall not be unreasonably withheld by Purchaser so long as such proposed announcement substantially conforms to Exhibit F.  After the Effective Date, Seller shall have the right to file the statement set forth on Exhibit F with Seller’s 8K filing with the Securities Exchange Commission (“SEC”).  If applicable securities laws or SEC regulations require Seller to file or disclose any information, agreement, document, exhibit or schedule related to this Agreement, then Seller will in connection with a disclosure to or filing with the SEC:  (a) promptly notify Purchaser of such requirement; (b) prepare a draft confidential treatment request or similar document (“CTR”) for filing with the SEC relating to the relevant document or portion thereof and submit such CTR to Purchaser at least four (4) business days prior to the filing of the CTR with the SEC for Purchaser’s comments, which comments will be considered by Seller in good faith, subject to applicable securities laws and SEC regulations; (c) submit such CTR to the SEC; (d) in the event that such CTR is denied by the SEC, inform the Purchaser of such denial and consult with the Purchaser in good faith, subject to applicable securities laws and SEC regulations, in preparing Seller’s response to such denial, including but not limited to submitting such response to Purchaser at least four (4) business days prior to the filing of the response with the SEC for Purchaser’s comments, which comments will be considered by Seller in good faith, subject to applicable securities laws and SEC regulations, and (e) following Seller’s compliance with the foregoing subsections (a) through (d), file with the SEC only those portions of Agreement (or its related documents, exhibits or schedules, as applicable) that are required by the SEC to be so filed or disclosed.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

16

In witness whereof, intending to be legally bound, the parties have executed this Patent Purchase Agreement as of the Effective Date.

SELLER: AVISTAR COMMUNICATIONS CORPORATION	PURCHASER: INTELLECTUAL VENTURES FUND 61 LLC
/s/ Elias MrrayMetzger	/s/ Joe Kosiara
Name: Elias MurrayMetzger	Name: Joe Kosiara
Title: Chief Financial Officer	Title: Authorized Person

(1)

Effective Date:  December 18, 2009

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit A

(2)           PATENTS TO BE ASSIGNED

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
5689641	US	10/01/1993	Multimedia collaboration system arrangement for routing compressed AV signal through a participant site without decompressing the AV signal Ludwig, Lester F.
5867654	US	6/7/1996	Two monitor videoconferencing hardware Ludwig, Lester F.
5978835	US	6/7/1996	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
5896500	US	6/7/1996	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
5884039	US	6/7/1996	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
5617539	US	6/7/1996	Multimedia collaboration system with separate data network and A/V network controlled by information transmitting on the data network Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1

5802294	US	6/7/1996
Teleconferencing system in which first location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images

Ludwig, Lester F.

5758079	US	6/7/1996	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
5854893	US	6/10/1996	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
5915091	US	6/11/1996	Synchronization in video conferencing Ludwig, Lester F.
6351762	US	6/7/1996	Method and system for log-in-based video and multimedia calls Ludwig, Lester F.
6583806	US	4/7/1997	Videoconferencing hardware Ludwig, Lester F.
6343314	US	4/28/1997	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
6237025	US	12/19/1997	Multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

2

6212547	US	5/5/1998	UTP based video and data conferencing Ludwig, Lester F.
6898620	US	5/5/1998	Multiplexing video and control signals onto UTP Ludwig, Lester F.
6437818	US	5/5/1998	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
6426769	US	5/5/1998	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.
09/565677	US	5/4/2000	Scalable Networked Multimedia System And Applications Ludwig, Lester F.
7185054	US	11/1/2000	Participant display and selection in video conference calls Ludwig, Lester F.
6594688	US	06/11/2001	Dedicated echo canceler for a workstation Ludwig, Lester F.
7054904	US	4/9/2002	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
6789105	US	4/9/2002	Multiple-editor authoring of multimedia documents including real-time video and time-insensitive media Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

3

6959322	US	3/4/2003	UTP based video conferencing Ludwig, Lester F.
10/382554	US	3/4/2003	Teleconferencing employing multiplexing of video and data conferencing signals J. Chris Lauwers
7206809	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7152093	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
7421470	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7433921	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
11/264926	US	11/1/2005	Audio communications using devices with different capabilities Lester F. Ludwig
11/264936	US	11/1/2005	Log-in based communications plus two data types Lester F. Ludwig
11/265059	US	11/1/2005	Using login-based addressing to communicate with listed users Lester F. Ludwig

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

4

11/265256	US	11/1/2005	Registration based addressing over multiple networks with digital audio communication Lester F. Ludwig
11/265394	US	11/1/2005	Registration based addressing and call handles to establish communication Lester F. Ludwig
7487210	US	1/12/2007	Method for managing real-time communications Ludwig, Lester F.
7412482	US	1/12/2007	System for managing real-time communications Ludwig, Lester F.
7437411	US	1/15/2007	Communication of a selected type over a wide area network Ludwig, Lester F.
7398296	US	1/16/2007	Networked audio communication over two networks Ludwig, Lester F.
7444373	US	1/16/2007	Wireless real-time communication Ludwig, Lester F.
7441001	US	1/18/2007	Real-time wide-area communications between ports Ludwig, Lester F.
7437412	US	1/19/2007	Real-time communication of a selected type Ludwig, Lester F.
11/668625	US	1/30/2007	Storing and accessing media files J. Chris Lauwers

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--
5

11/669003	US	1/30/2007	Storage and playback of media files J. Chris Lauwers
11/737723	US	4/19/2007	Storing and accessing media files Lester F. Ludwig
90/009008	US	02/25/2008	UTP based video and data conferencing Ludwig, Lester F.
90/009015	US	02/29/2008	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
90/009016	US	02/29/2008	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
90/009020	US	05/20/2008	Multimedia collaboration system with separate data network and a/v network controlled by information transmitting on the data network Ludwig, Lester F.
90/009021	US	02/29/2008	System for real-time communication between plural users Ludwig, Lester F.
90/009031	US	03/05/2008	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
CA2173204	CA	03/16/1994	Multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

6

CA2173209	CA	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
CA2204442	CA	03/16/1994	Multimedia collaboration system with separate data network and AV network controlled by information transmitting on the data network Ludwig, Lester F.
CA2296181	CA	10/03/1994	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
CA2296182	CA	10/03/1994	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
CA2296185	CA	10/03/1994	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
CA2296187	CA	10/03/1994	Synchronization in video conferencing Ludwig, Lester F.
CA2296189	CA	10/03/1994	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

7

CA2297940	CA	03/16/1994	Two monitor videoconferencing hardware Ludwig, Lester F.
CH690154	CH	09/28/1994	System for holding teleconferences Ludwig, Lester F.
DE69426456.3	DE	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
DE69428725.3	DE	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
DE69429684.8	DE	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
DE69430272.4	DE	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
DE69431525.7	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69431536.2	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69432803.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69433042.6	DE	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
DE69434762.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

8

DE69435132.6	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1307038	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1705913	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR0721725	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0721726	FR	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
FR0899952	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR0899953	FR	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
FR0899954	FR	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
FR0898424	FR	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
FR0912055	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

9

FR0912056	FR	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
GB1307038	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB1705913	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB2282506	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0721725	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0721726	GB	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
GB2319135	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319136	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319137	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319138	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0899952	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--
10

GB0899953	GB	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
GB0899954	GB	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
GB0898424	GB	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
GB0912055	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0912056	GB	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
NL1705913	NL	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
SE1705913	SE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
5751338	US	12/30/1994	Methods and systems for multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
6081291	US	04/16/1997	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
6972786	US	12/23/1999	Multimedia services using central office Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

11

11/786802	US	4/11/2007	Multimedia services using central office Ludwig, Lester F.
11/927459	US	10/29/2007	Interconnecting network locations between premises network and central office using ethernet on loop plant Ludwig, Lester F.
90/009079	US	03/14/2008	Multimedia services using central office Ludwig, Lester F.
CA2208987	CA	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
GB2296620	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
GB0801858	GB	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
GB2308526	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
SG53410	SG	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

12

6816904	US	5/4/2000	Networked video multimedia storage server environment Ludwig, Lester
10/931651	US	8/31/2004	Scalable networked multimedia system and applications Ludwig, Lester
CA2308147	CA	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69837887.3	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69840427.0	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1814290	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1029273	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1814290	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1029273	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
IE1814290	IE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

13

11/246867	US	10/7/2005	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
11/814671	US	1/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP06718435.8	EP	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
KR10-2007-7019362	KR	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
SG200705449-7	SG	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP00942737.8	EP	6/9/2000	System And Method For Browser-Based Multimedia Collaboration Reporting Burnett, Gerald
10/018,441	US	12/11/01	System and method for browser-based multimedia collaboration reporting Burnett, Gerald

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--
6.

14

Exhibit B

(3)           ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, Avistar Communications Corporation, a Delaware corporation, with an office at 1875 South Grant St., 10th Floor, San Mateo, CA 94402 (“Assignor”), does hereby sell, assign, transfer, and convey unto Intellectual Ventures Fund 61 LLC, a Nevada limited liability company, with an address at 7251 W Lake Mead Blvd, Suite 300, Las Vegas, NV 89128(“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):

(a)           the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

Patent or Application No.	Country	FilingDate	Title of Patent and First Named Inventor
5689641	US	10/01/1993	Multimedia collaboration system arrangement for routing compressed AV signal through a participant site without decompressing the AV signal Ludwig, Lester F.
5867654	US	6/7/1996	Two monitor videoconferencing hardware Ludwig, Lester F.
5978835	US	6/7/1996	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
5896500	US	6/7/1996	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
5884039	US	6/7/1996	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

5617539	US	6/7/1996	Multimedia collaboration system with separate data network and A/V network controlled by information transmitting on the data network Ludwig, Lester F.
5802294	US	6/7/1996
Teleconferencing system in which first location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images

Ludwig, Lester F.

5758079	US	6/7/1996	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
5854893	US	6/10/1996	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
5915091	US	6/11/1996	Synchronization in video conferencing Ludwig, Lester F.
6351762	US	6/7/1996	Method and system for log-in-based video and multimedia calls Ludwig, Lester F.
6583806	US	4/7/1997	Videoconferencing hardware Ludwig, Lester F.
6343314	US	4/28/1997	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
6237025	US	12/19/1997	Multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

6212547	US	5/5/1998	UTP based video and data conferencing Ludwig, Lester F.
6898620	US	5/5/1998	Multiplexing video and control signals onto UTP Ludwig, Lester F.
6437818	US	5/5/1998	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
6426769	US	5/5/1998	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.
09/565677	US	5/4/2000	Scalable Networked Multimedia System And Applications Ludwig, Lester F.
7185054	US	11/1/2000	Participant display and selection in video conference calls Ludwig, Lester F.
6594688	US	06/11/2001	Dedicated echo canceler for a workstation Ludwig, Lester F.
7054904	US	4/9/2002	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
6789105	US	4/9/2002	Multiple-editor authoring of multimedia documents including real-time video and time-insensitive media Ludwig, Lester F.
6959322	US	3/4/2003	UTP based video conferencing Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

10/382554	US	3/4/2003	Teleconferencing employing multiplexing of video and data conferencing signals J. Chris Lauwers
7206809	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7152093	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
7421470	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7433921	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
11/264926	US	11/1/2005	Audio communications using devices with different capabilities Lester F. Ludwig
11/264936	US	11/1/2005	Log-in based communications plus two data types Lester F. Ludwig
11/265059	US	11/1/2005	Using login-based addressing to communicate with listed users Lester F. Ludwig
11/265256	US	11/1/2005	Registration based addressing over multiple networks with digital audio communication Lester F. Ludwig
11/265394	US	11/1/2005	Registration based addressing and call handles to establish communication Lester F. Ludwig

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

7487210	US	1/12/2007	Method for managing real-time communications Ludwig, Lester F.
7412482	US	1/12/2007	System for managing real-time communications Ludwig, Lester F.
7437411	US	1/15/2007	Communication of a selected type over a wide area network Ludwig, Lester F.
7398296	US	1/16/2007	Networked audio communication over two networks Ludwig, Lester F.
7444373	US	1/16/2007	Wireless real-time communication Ludwig, Lester F.
7441001	US	1/18/2007	Real-time wide-area communications between ports Ludwig, Lester F.
7437412	US	1/19/2007	Real-time communication of a selected type Ludwig, Lester F.
11/668625	US	1/30/2007	Storing and accessing media files J. Chris Lauwers
11/669003	US	1/30/2007	Storage and playback of media files J. Chris Lauwers
11/737723	US	4/19/2007	Storing and accessing media files Lester F. Ludwig
90/009008	US	02/25/2008	UTP based video and data conferencing Ludwig, Lester F.
90/009015	US	02/29/2008	Video conferencing on existing UTP infrastructure Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

90/009016	US	02/29/2008	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
90/009020	US	05/20/2008	Multimedia collaboration system with separate data network and a/v network controlled by information transmitting on the data network Ludwig, Lester F.
90/009021	US	02/29/2008	System for real-time communication between plural users Ludwig, Lester F.
90/009031	US	03/05/2008	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
CA2173204	CA	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
CA2173209	CA	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
CA2204442	CA	03/16/1994	Multimedia collaboration system with separate data network and av network controlled by information transmitting on the data network Ludwig, Lester F.
CA2296181	CA	10/03/1994	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

CA2296182	CA	10/03/1994	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
CA2296185	CA	10/03/1994	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
CA2296187	CA	10/03/1994	Synchronization in video conferencing Ludwig, Lester F.
CA2296189	CA	10/03/1994	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
CA2297940	CA	03/16/1994	Two monitor videoconferencing hardware Ludwig, Lester F.
CH690154	CH	09/28/1994	System for holding teleconferences Ludwig, Lester F.
DE69426456.3	DE	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
DE69428725.3	DE	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
DE69429684.8	DE	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
DE69430272.4	DE	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

DE69431525.7	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69431536.2	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69432803.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69433042.6	DE	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
DE69434762.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69435132.6	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1307038	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1705913	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR0721725	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0721726	FR	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
FR0899952	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

FR0899953	FR	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
FR0899954	FR	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
FR0898424	FR	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
FR0912055	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0912056	FR	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
GB1307038	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB1705913	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB2282506	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0721725	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0721726	GB	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
GB2319135	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319136	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

GB2319137	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319138	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0899952	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB0899953	GB	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
GB0899954	GB	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
GB0898424	GB	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
GB0912055	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0912056	GB	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
NL1705913	NL	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
SE1705913	SE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
5751338	US	12/30/1994	Methods and systems for multimedia communications via public telephone networks Ludwig, Jr., Lester Frank

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

6081291	US	04/16/1997	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
6972786	US	12/23/1999	Multimedia services using central office Ludwig, Lester F.
11/786802	US	4/11/2007	Multimedia services using central office Ludwig, Lester F.
11/927459	US	10/29/2007	Interconnecting network locations between premises network and central office using ethernet on loop plant Ludwig, Lester F.
90/009079	US	03/14/2008	Multimedia services using central office Ludwig, Lester F.
CA2208987	CA	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
GB2296620	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
GB0801858	GB	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
GB2308526	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
SG53410	SG	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

6816904	US	5/4/2000	Networked video multimedia storage server environment Ludwig, Lester
10/931651	US	8/31/2004	Scalable networked multimedia system and applications Ludwig, Lester
CA2308147	CA	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69837887.3	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69840427.0	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1814290	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1029273	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1814290	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1029273	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
IE1814290	IE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

11/246867	US	10/7/2005	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
11/814671	US	1/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP06718435.8	EP	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
KR10-2007-7019362	KR	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
SG200705449-7	SG	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP00942737.8	EP	6/9/2000	System And Method For Browser-Based Multimedia Collaboration Reporting Burnett
10/018,441	US	12/11/01	System and method for browser-based multimedia collaboration reporting Burnett, Gerald

(b)           all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(c)           all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d)           all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

(e)           all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(f)           inventions, invention disclosures, and discoveries described in any of the Patents and/or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents and/or any item in the foregoing categories (b) through (e), (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceeding brought on any of the Patents and/or any item in the foregoing categories (b) through (e), and/or (iii) could have been included as a claim in any of the Patents and/or any item in the foregoing categories (b) through (e);

(g)           all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(h)           all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for

(1)         damages,
(2)         injunctive relief, and
(3)         any other remedies of any kind

for past, current, and future infringement; and

(i)           all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (h) except for royalties or other payments payable to Assignor under pre-existing agreements which are being retained by Assignor in accordance with a separate agreement between Assignor and Assignee.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

Assignor will, at the reasonable request of Assignee , do all things necessary, proper, or advisable, including without limitation, the execution, acknowledgment, and recordation of specific assignments, oaths, declarations, and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights.  The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at on.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

ASSIGNOR:

Avistar Communications Corporation

/s/ Elias MurrayMetzger
Name: Elias MurrayMetzger
Title: Chief Financial Officer
(Signature MUST be attested)

ATTESTATION OF SIGNATURE PURSUANT TO 28 U.S.C. § 1746

The undersigned witnessed the signature of _________________ to the above Assignment of Patent Rights on behalf of Avistar Communications Corporation and makes the following statements:

1. I am over the age of 18 and competent to testify as to the facts in this Attestation block if called upon to do so.

2. ________________ is personally known to me (or proved to me on the basis of satisfactory evidence) and appeared before me on _________ __, 2009 to execute the above Assignment of Patent Rights on behalf of Avistar Communications Corporation

3. ________________ subscribed to the above Assignment of Patent Rights on behalf of Avistar Communications Corporation.

I declare under penalty of perjury under the laws of the United States of America that the statements made in the three (3) numbered paragraphs immediately above are true and correct.

EXECUTED on ___________________(date)

Print Name:

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

8.                                                        Exhibit C

(4)           ASSIGNMENT OF RIGHTS IN CERTAIN ASSETS

For good and valuable consideration, the receipt of which is hereby acknowledged, Avistar Communications Corporation, a Delaware corporation, with an office at 1875 South Grant St., 10th Floor, San Mateo, CA 94402 (“Assignor”), does hereby sell, assign, transfer, and convey unto Intellectual Ventures Fund 61 LLC, a Nevada limited liability company, with an address at 7251 W Lake Mead Blvd, Suite 300, Las Vegas, NV 89128 (“Assignee”), or its designees, the right, title, and interest in and to any and all of the following provisional patent applications, patent applications, patents, and other governmental grants or issuances of any kind (the “Certain Assets”):

Patent or Application No.	Country	FilingDate	Title of Patent and First Named Inventor
11/625330	US	1/21/2007	Storing and accessing media files J. Chris Lauwers
90/009009	US	02/26/2008	Method for real-time communication between plural users Ludwig, Lester F.
90/009010	US	02/25/2008	Method and system for log-in-based video and multimedia calls Ludwig, Lester F.
90/009012	US	02/22/2008	Participant display and selection in video conference calls Ludwig, Lester F.
90/009013	US	02/25/2008	Multimedia collaboration system Ludwig, Lester F.
90/009018	US	03/03/2008	Synchronization in video conferencing Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1

90/009019	US	02/28/2008	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
90/009022	US	02/29/2008	Networked video multimedia storage server environment Ludwig, Lester
90/009023	US	02/27/2008	Multiple-editor authoring of multimedia documents including real-time video and time-insensitive media Ludwig, Lester F.
90/009024	US	02/27/2008	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
90/009025	US	03/03/2008	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
90/009030	US	03/04/2008	UTP based video conferencing Ludwig, Lester F.
90/009032	US	03/05/2008	Two monitor videoconferencing hardware Ludwig, Lester F.
90/009035	US	03/06/2008	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

2

90/009038	US	03/07/2008	Multiplexing video and control signals onto UTP Ludwig, Lester F.
90/009040	US	03/05/2008	Teleconferencing system in which location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images Ludwig, Lester F.
90/009042	US	03/07/2008	Dedicated echo canceler for a workstation Ludwig, Lester F.
90/009044	US	03/14/2008	Multimedia collaboration system arrangement for routing compressed av signal through a participant site without decompressing the av signal Ludwig, Lester F.
90/009077	US	09/13/2008	Videoconferencing hardware Ludwig, Lester F.
90/009081	US	03/14/2008	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
CA2290701	CA	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP1307038	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

3

EP1705913	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP0721725	EP	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP0721726	EP	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
EP0899952	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP0899953	EP	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
EP0899954	EP	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
EP0898424	EP	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
EP0912055	EP	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP0912056	EP	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
EP99202661.7	EP	03/16/1994	Teleconferencing system Ludwig, Lester F.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

4

PCT/US94/002961	WO	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
PCT/US94/011193	WO	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
08/860575	US	10/04/1995	Methods and systems for multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
90/009080	US	03/14/2008	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
EP0801858	EP	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
PCT/US95/013016	WO	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
60/064266	US	11/04/1997	Video storage server Ludwig, Lester
EP1814290	EP	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

5

EP1029273	EP	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
PCT/US98/023596	WO	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
60/647168	US	1/25/2005	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications Lester Ludwig
PCT/US06/001358	WO	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP03023333.2	EP	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
08/869236	US	06/04/1997	Ludwig, Jr., Lester Frank
08/900807	US	07/25/1997	Ludwig, Jr., Lester Frank
08/982849	US	12/02/1997	Ludwig, Jr., Lester Frank
CA2377014	CA	12/07/01	System and method for browser-based multimedia collaboration reporting Burnett, Gerald

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

6

PCT/US00/015990	WO	06/09/00	System and method for browser-based multimedia collaboration reporting Burnett, Gerald
60/138921	US	06/11/99	System and method for browser-based multimedia collaboration reporting Burnett, Gerald
90/009082	US	03/14/2008	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
90/009014	US	02/26/2008	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.

Assignor assigns to Assignee all rights to the inventions, invention disclosures, and discoveries in the assets listed above, together, with the rights, if any, to revive prosecution of claims under such assets and to sue or otherwise enforce any claims under such assets for past, present or future infringement.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to make available to Assignee all records regarding the Certain Assets.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

7

The terms and conditions of this Assignment of Rights in Certain Assets will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

DATED this __ day of ________ 2009.

ASSIGNOR:

Avistar Communications Corporation

/s/ Elias MurrayMetzger
Name: Elias MurrayMetzger
Title: Chief Financial Officer

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

8

                                                   Exhibit D

LIST OF INITIAL DELIVERABLES

Except as noted below, Seller will cause the following to be delivered to Purchaser, or Purchaser’s representative, within the time provided in paragraph 3.1 of the attached Patent Purchase Agreement:

(a)           U.S. Patents.  For each item of the Patents that is an issued United States patent, and for each Abandoned Asset that forms the basis for priority for such issued U.S. patent (whether a patent or similar protection has been issued or granted),

(i)           the original

(A) ribbon copy issued by the United States Patent and Trademark Office,
(B) Assignment Agreement(s),
(C) all reasonably available conception and reduction to practice materials, and

(ii)           a copy of the Docket.

(b)           Non-U.S.  For each Live Asset for which a non-United States patent or similar protection has been issued or granted,

(i)	the original ribbon copy or certificate issued by the applicable government, if available
(ii)           copy of each pending foreign application
(iii)           the Docket,
(iv)           the original Assignment Agreement(s), and
(v)            a copy of applicant name change, if necessary.

(c)           Patent Applications.  For each item of the Patents that is a patent application,

(i)	a copy of the patent application, as filed,
(ii)	if unpublished, a copy of the filing receipt and the non-publication request, if available,
(iii)	the original Assignment Agreement(s),
(iv)	the Docket,
(v)	all reasonably available conception and reduction to practice materials,
(vi)	evidence of foreign filing license (or denial thereof), and
(vii)	the Prosecution History Files.

(d)           Patent and Security Agreements.  For the Patents, all relevant licenses (except for those that cannot be disclosed because of confidentiality provisions) and security agreements.

(f)           Assertion or Enforcement Materials.  All communications between Seller and third parties, including current licenses, concerning the assertion or enforcement of the Patents but excluding purely non-substantive timing or meeting communications and duplications and drafts for the current licenses, and third party communications that cannot be disclosed to Purchaser because of non-disclosure agreements.

(g)           Litigation Materials.  “Litigation Materials” means all materials in the files of outside litigation counsel of Seller in the Tandberg and Polycom patent litigations, except for privileged or work product materials, third party materials subject to protective orders, or materials and documents filed under seal.  Seller’s ownership interest in the Litigation Materials is hereby assigned to Purchaser, provided that (i) such materials shall remain with outside litigation counsel but shall be available to Purchaser upon Purchaser’s request and (ii) Seller shall provide written notice of such transfer of ownership to its outside counsel within five (5) business days after the Closing.

(h)           Common Interest Agreement.  Seller will deliver any Initial Deliverables to be delivered by Seller under paragraph (c) above to Purchaser’s legal counsel, together with two (2) executed originals of the Common Interest Agreement.

(i)           Thorough Search/Declaration.  If originals of the Initial Deliverables are required under this Exhibit D but are not readily available or are not delivered to Purchaser prior to Closing, Seller will cause (i) such originals of the Initial Deliverables to be sent to Purchaser or Purchaser’s representative promptly if and after such originals are located and (ii) an appropriate executive officer of Seller to deliver to Purchaser a declaration, executed by such officer under penalty of perjury, detailing Seller’s efforts to locate such unavailable original documents and details regarding how any delivered copies of such unavailable documents  were obtained.

Capitalized terms used in this Exhibit D are defined in the Patent Purchase Agreement to which this Exhibit D is attached.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                   Exhibit E

[***]

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                   Exhibit F

PRESS RELEASE

[Note: Proposed press release under review by Purchaser.]

After execution by both parties:

AVISTAR COMMUNICATIONS MONITIZES PATENT PORFOLIO THROUGH

TRANSACTION WITH INTELLECTUAL VENTURES FUND 61 LLC

Agreement in principle calls for Avistar to sell the majority of its patent portfolio to Intellectual

Ventures Fund 61 LLC for the sum of $$$’s

(a)
San Mateo, Calif., November 30, 2009 – Avistar Communications Corporation (www.avistar.com), a leader in unified visual communications solutions, today announced that it has entered into an agreement with Intellectual Ventures Fund 61 LLC to sell the majority of its patents as part of a strategy to monetize its patent portfolio and continue investment into its product business.

Highlights of the transaction are as follows:

•	Avistar receives an upfront payment of $$$’s. This allows Avistar to further invest in its product strategy and reinforces its cash position.
•	Avistar receives a full grant back license under the portfolio ensuring that its products are protected under these patents
•	Avistar is no longer adverse to the firms that it has previously put on notice

Bob Kirk, Chief Executive Officer of Avistar, said, “The transaction with Intellectual Ventures Fund 61 LLC is an important milestone for Avistar.  This allows us to find the right vehicle for these patents to be represented in the market.  It allows Avistar to focus on what we do best, that is deliver industry leading and award winning products to our partners, clients and the visual communications industry.  This also removes what has been a significant distraction for the team and our operation in general, while providing us the capital to more aggressively invest in our business.”

The agreement in principle is expected to close by end of November after remaining due diligence and process has completed.

About Avistar Communications Corporation

Avistar (AVSR.PK) is an innovation leader in the unified visual communications industry, providing proven business-class desktop videoconferencing technology.  Avistar’s installations include more than 100,000 committed desktop seats worldwide, bringing together business users anytime and anyplace.  Companies such as IBM, LifeSize, Logitech, Polycom and Sony use Avistar technology to power their unified communications solutions.  Avistar also works with leading channel partners and resellers including AVI-SPL, CityIS, Fontel, and Jenne in more than 40 countries.  For more information, please visit www.avistar.com.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

###

Contact:

[***]

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

--

                                                      Exhibit G

PRE-EXISTING LICENSES, SETTLEMENT AGREEMENTS AND OTHER AGREEMENTS

Title of Document	Dated
Amended and Restated Collateral Agreement	Dec 22, 2008
Second Amended and Restated Security Agreement	Dec 22, 2008
Facility Agreement	Dec 8, 2008
Convertible Note Purchase Agreement	Jan 4, 2008
Convertible Subordinated Secured Note - 2010	Jan 4, 2008
Intercreditor Agreement	Jan 4, 2008
Security Agreement	Jan 4, 2008
Professional Services Agreement	Oct 1, 1997
[***]	[***]
[***] [***] [***]	[***]
Lifesize Mutual Nondisclosure Agreement	Mar 29, 2009
[***]	[***]
[***]	[***]
Radvision Mutual Nondisclosure Agreement	Oct 22, 2002
VCON (Emblaze) Mutual Nondisclosure and Non-Use Agreement	Jul 19, 2005
VCON Telecommunications Patent License Agreement	Jan 1, 2005
EMBLAZE Assignment Agreement	Feb 28, 2006
IBM Amendment Letter 1	Sep 22, 2008
IBM Amendment Letter 2	Apr 14, 2009
IBM Amendment Letter 3	July 10, 2009
LifeSize Appendix #1	July 31, 2009
LifeSize OEM & License Agreement	July 31, 2008
Logitech Patent License Agreement	May 15, 2009
Logitech Technology License Agreement	May 15, 2009
Polycom Settlement Agreement	Nov 12, 2004
Polycom Cross-License Agreement	Nov 12, 2004
Tandberg Patent License Agreement	Feb 14, 2007
Radvision Patent License Agreement	May 15, 2007
Sony Patent License Agreement	May 15, 2006
IBM Statement of Work	Sep 8, 2009
IBM Licensed Work Agreement	Sep 8, 2009
IBM Patent License Agreement	Sep 9, 2009
Zultys Technology License Agreement	Mar 10, 2006
Technology Agreement Between Vicor and Avistar Systems Limited Partner	Jul 1, 1994
Intellectual Property Sale and Assignment Agreement Between Vicor and CPI	Aug 1, 1997
Amendment No.1 to IPSA Agreement above	Mar 2000
Asset Transfer Agreement between Avistar Systems Corp. and Avistar Solutions Corp.	Mar 31, 2000
Professional Services Agreement Between Vicor and Morgan Guaranty Trust Company	Jun 26, 1992
Pilot System Acquisition Agreement Between Vicor and Chase Manhattan Bank, N.A.	Sep 23, 1994
Pilot System Acquisition Agreement #95-08777 Between Vicor and Bank of America National Trust and Savings Association	Sep 25, 1995
IPL Agreement Assignment Assumption Acknowledgement Between ASLP/ASCNV/CPI	Dec 31, 1997
IPL Amendment Between CPI and ASDE (sub of ACC)	Apr 20, 2000
Release from Past Infringement Between Santa Cruz Networks and Collaboration Properties	Apr 23, 2006

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                      Exhibit H

EXCLUDED ASSETS

The following patent, pending applications and abandoned/expired applications, as well as future filed applications and patents issuing thereon claiming priority based on the listed pending applications, are explicitly excluded from the Assigned Patent Rights and are retained by Seller.

Issued Patents:
Patent No.	Country	File Date	Title of Patent	Inventor
2,318,395	CA	07/29/1999	Multifunction video communications service device	L. Ludwig

Pending Applications:
Appl. No.	Country	File Date	Title of Patent	First Inventor
12/419,229	US	04/06/2009	Multifunction communication service device	Ludwig, L.
1,064,786	EP	01/27/1999	Multifunction communication service device	Ludwig, L.
12/198,085	US	08/25/2008	Network communications bandwidth manager	Lauwers, J.
12/572,226	US	10/01/2009	System and method for achieving interoperability between endpoints operating under different protocols	Vorha, Sumeet
12/471,275	US	05/22/2009	Image formation for large photosensor array surfaces	Ludwig, L.

Abandoned/Expired (i.e., PCT & Provisional) Applications:
Appl. No.	Country	File Date	Title of Patent	Inventor
99/38324	PCT	01/27/1999	Multifunction communication service device	Ludwig, L.
09/061,384	US	07/27/2000	Multifunction communication service device	Ludwig, L.
60/989,027	US	11/19/2007	Meta Communications Manager	Lauwers, C.
61/027,417	US	02/08/2008	Metagatekeeper for bandwidth management among a plurality of service-myopic bandwidth reservation and session management systems	Lauwers, C.
61/194,921	US	10/01/2008	System and method for achieving interoperability between endpoints operating under different protocols	Vorha, Sumeet
61/128,968	US	05/22/2008	Image formation for large photosensor array surfaces	Ludwig, L.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                      Exhibit I

[***]